THE GABELLI DIVIDEND GROWTH FUND

Supplement dated September 14, 2017

to the

Summary Prospectus dated April 28, 2017

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”), dated April 28, 2017, of The Gabelli Dividend Growth Fund (the “Fund”). Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

Portfolio Managers

Effective September 18, 2017, Sarah Donnelly will replace Barbara G. Marcin as a portfolio manager of the Fund. Mr. Robert Leininger, CFA, Portfolio Manager of the Adviser, and Mr. Justin Bergner, CFA, Portfolio Manager of the Adviser and Vice President at Gabelli & Company, are continuing in their roles as portfolio managers of the Fund, roles they have held since March 2017.

Shareholders Should Retain This Supplement For Future Reference